                                                                    EXHIBIT 10.2

               AMENDMENT NUMBER SIX TO AGREEMENT FOR PURCHASE AND
                   ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE


                  THIS AMENDMENT NUMBER SIX TO AGREEMENT FOR PURCHASE AND ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE (this "Amendment"), dated effective as of July 8, 2002, is entered into by and among Grant Geophysical (Int'l) Inc., a Texas corporation ("Grant"), the entities listed on the signature pages hereof (such entities, the "Designated Affiliates"), and Elliott Associates, L.P., a Delaware limited partnership ("Elliott").

                  WHEREAS, Grant and Elliott are parties to that certain Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated August 3, 2001 (as heretofore amended, supplemented or otherwise modified, the "Agreement");

                  WHEREAS, Grant has requested that certain provisions of the Agreement be amended so as to provide for

                  (a) an amendment to Article 1 of the Agreement; and

                  (b) an amendment to paragraph 2 of Article 2 of the Agreement;

                  WHEREAS, subject to the terms and conditions set forth in this Amendment, Grant, each Designated Affiliate and Elliott have agreed to amend the Agreement as set forth more fully below.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Amendment of Article 1. Offer of Accounts. Article 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                           "1. Offer of Accounts. At its election from time to
                  time during this Agreement, subject to the next sentence, Grant agrees to offer for sale to Elliott all of its billed and unbilled/work in progress non-U.S. dollar denominated foreign accounts receivable (collectively, the "accounts") arising out of seismic data acquisition and processing services rendered by the branch operations of Grant in any country in South America, including but not limited to Ecuador, Colombia and Brazil, and to sell to Elliott on the terms set forth in this Agreement such offered accounts as Elliott may accept for purchase in any country in South America, including but not limited to Ecuador, Colombia and Brazil or in any other country mutually agreed to by the parties. The parties agree that the maximum aggregate face amount of accounts that Elliott will purchase hereunder at any time will not exceed Eleven Million Seven Hundred Thousand USD ($11,700,000) divided by the discount rate specified in
                  Article 4 or Eleven Million Seven Hundred Ninety-Eight Thousand Three Hundred Fifteen USD ($11,798,315). The parties agree that during the term of this Agreement the loan balance may exceed the billed and unbilled/work in progress non-U.S. dollar denominated foreign accounts receivable collateral balance."

                  2. Amendment of Article 2. Purchase and Sale of Accounts. The second paragraph of Article 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

                           "In connection with each offer of accounts to Elliott
                  and, in any event, no later than three business days after the end of each week, commencing the week ending July 12, 2002, Grant shall deliver to Elliott (i) a written assignment of the subject billed and unbilled accounts including, without limitation, all other accounts acquired by Elliott as of the date of such assignment in substantially the form of EXHIBIT A attached hereto duly executed by an authorized representative of Grant and (ii) if so requested by Elliott, copies of all invoices or underlying contracts relating to such accounts and evidence of performance of the related services, in consideration for an advance calculated on the basis of
                  Article 4 herein. It is agreed that any realized gains or losses resulting from currency fluctuations between each account purchase and settlement date shall be for Grant's account. In connection with the sale of accounts contemplated hereby, Grant further agrees to promptly make notations on its books and records pertaining to such accounts (including, without limitation, any computer records) that such accounts have been sold to Elliott."

                  3. Continuation of Liens. Each of Grant and the Designated Affiliates hereby renew and affirm the security interests and liens created and granted in the Agreement, as amended hereby, and agree that this Amendment shall in no manner affect or impair such security interests and liens securing any and all liabilities and obligations that may become due and owing by Grant and the Designated Affiliates by reason of the Agreement, and that such security interests and liens continue to be valid and subsisting.

                  4. Survival of Representations and Warranties. All representations and warranties made herein and in the Agreement, and all representations, warranties and covenants relating to the Collateral under that certain Loan and Security Agreement, dated as of May 11, 1999 and as amended, supplemented or otherwise modified through and including the date hereof, by and among Grant Geophysical, Inc., as borrower, the lenders named therein and Foothill Capital Corporation, as agent, shall survive the execution and delivery of this Amendment, and no investigation of Elliott or any closing shall affect the representations and warranties or the right of Elliott to rely upon them.

                  5. Reference to Agreement. The Agreement, as amended hereby, and all other Exhibits thereto, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Agreement shall mean a reference to the Agreement, as amended by this Amendment.

                  6. Continuing Effect; No Other Amendments or Waivers. Except as expressly amended pursuant to this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute Elliott's consent or indicate its willingness to consent to any other amendment, modification or waiver of the Agreement.

                  7. Costs and Expenses. Grant and the Designated Affiliates shall pay on demand all costs and expenses incurred by Elliott in connection with the preparation, negotiation

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and execution of this Amendment, including, without limitation, the costs and fees of Elliott's legal counsel, and all costs and expenses incurred by Elliott in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby.

                  8. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Elliott, Grant, the Designated Affiliates and their respective successors and assigns, except Grant and the Designated Affiliates may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Elliott.

                  10. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  11. Facsimile Transmission of Signature. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

                  12. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

Address for Notices:                           GRANT GEOPHYSICAL (INT'L) INC.
16850 Park Row
Houston, Texas  77084
Fax:  (281) 398-9996                           By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:
                                               Title:


Address for Notices:                           GRANT GEOPHYSICAL, INC.
16850 Park Row
Houston, Texas  77084
Fax:  (281) 398-9996                           By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:
                                               Title:


Address for Notices:                           GRANT GEOPHYSICAL CORP.
16850 Park Row
Houston, Texas  77084
Fax:  (281) 398-9996                           By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:
                                               Title:


Address for Notices:                           ADVANCED SEISMIC TECHNOLOGY, INC.
16850 Park Row
Houston, Texas  77084
Fax:  (281) 398-9996                           By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:
                                               Title:

Address for Notices:                           GRANT GEOPHYSICAL DO BRASIL LTDA.
Rua Senador, 75
11th Floor
Rio de Janiero, R.J., Brazil                   By: /s/ RICHARD F. MILES
Fax:                                              ------------------------------
                                               Name:
                                               Title:


Address for Notices:                           P.T. GRANT GEOPHYSICAL INDONESIA
Menara Duta Office Building
2nd Floor
Wing "A", J1.                                  By: /s/ RICHARD F. MILES
H.R. Rasuna Said Kav. B-9                         ------------------------------
Kuningan                                       Name:
Jakarta                                        Title:
Indonesia
Fax:


Address for Notices:                           SOLID STATE GEOPHYSICAL, INC.
7309 Flint Road, S.E.
Calgary, Alberta
Canada  T2H 1G3                                By: /s/ RICHARD F. MILES
Fax:                                              ------------------------------
                                               Name:
                                               Title:


Address for Notices:                           ELLIOTT ASSOCIATES, L.P.
712 Fifth Avenue, 36th Floor
New York, New York  10019
Attn: Dan Gropper and Robert Haas              By: /s/ ELLIOTT GREENBERG
Fax:  (212) 974-2092                              ------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT A

                FORM OF FOREIGN ACCOUNTS RECEIVABLE ASSIGNMENT*

                  For value received, in accordance with that certain Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated August 3, 2001 (as heretofore amended, supplemented or otherwise modified, the "Agreement") between Grant Geophysical (Int'l) Inc., a Texas corporation (the "Seller"), and Elliott Associates, L.P., a Delaware limited partnership (the "Purchaser"), the Seller hereby confirms that it has sold, assigned, transferred and conveyed and hereby does sell, assign, transfer and otherwise convey unto the Purchaser, with recourse, all right, title and interest of the Seller in and to all billed and unbilled/work in progress non-U.S. dollar denominated foreign accounts receivable originated by the Seller existing on the date hereof [INCLUDING, WITHOUT LIMITATION, ALL BILLED AND UNBILLED/WORK IN PROGRESS NON-U.S. DOLLAR DENOMINATED FOREIGN ACCOUNTS RECEIVABLE] listed on the attached Schedule 1 of this Assignment (collectively, the "Foreign Accounts Receivable").

                  The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the Seller in connection with the Foreign Accounts Receivable.

                  This Assignment is made pursuant to and in reliance upon the representations, warranties and agreements on the part of the Seller contained in the Agreement and is to be governed by the Agreement.

                  IN WITNESS WHEREOF, the Seller has caused this Assignment to be duly executed as of the date set forth below.

                                               GRANT GEOPHYSICAL (INT'L) INC.,
                                               as Seller


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

Accepted:

ELLIOTT ASSOCIATES, L.P.


By:
   ----------------------------------------
Name:
Title:
Date:

------------------------
* In the event the aggregate billed and unbilled/work in progress non-US. dollar denominated foreign accounts receivables originated by the Seller existing on the date of the certificate exceeds $11,798,315, then the language in brackets shall be omitted.

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

                                                                      SCHEDULE 1
                                       To Foreign Accounts Receivable Assignment


                     Schedule of Foreign Accounts Receivable

                                        7